UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023 (December 21, 2023)

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Eric Mosser as Chief Executive Officer, President and Director

On December 21, 2023, Eric Mosser, the Chief Executive Officer and President of Kaival Brands Innovations Group, Inc. (the “Company”) provided written notice to the Company’s board of directors (the “Board”) of his resignation as a member of the Board, effective immediately. Mr. Mosser’s resignation is not due to any disagreements between the Company or the Board.

In connection with his resignation, on December 21, 2023, the Company and Mr. Mosser entered into an amendment (the “Amendment “) to Mr. Mosser’s employment agreement with the Company, dated August 1, 2023. Pursuant to the Amendment, effective December 21, 2023, Mr. Mosser resigned as Chief Executive Officer and President of the Company and became a Senior Advisor to the Company and the Chief Executive Officer of Kaival International Brands, LLC, a wholly owned subsidiary of the Company (“KBI”). Mr. Moser will report to Barry M. Hopkins, the Executive Chairman of the Company, until such time as a new Chief Executive Officer and President of the Company are appointed. At such time, Mr. Mosser shall report to the Company’s Chief Executive Officer as a Senior Advisor. Pursuant to the Amendment, Mr. Mosser’s base salary shall be $251,000 per annum, effective as of January 1, 2024.

Appointment of Barry M. Hopkins as Interim Chief Executive Officer and President

On December 22, 2023, the Board appointed Mr. Hopkins as Interim Chief Executive Officer and President of the Company, to serve in such capacity until a successor is duly appointed and approved by the Board. Mr. Hopkins currently serves as Executive Chairman of the Company and is the Company’s principal executive officer.

Mr. Hopkins (a) is not a party to any arrangement or understanding with any other person pursuant to which he was selected to serve as Interim Chief Executive Officer and President of the Company, (b) has not been involved in any transactions with the Company or related persons of the Company that would require disclosure under Item 404(a) of the Regulation S-K, and (c) does not have any family relationship with any members of the Board or any executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: December 28, 2023	By:	/s/ Barry M. Hopkins
Barry M. Hopkins
Executive Chairman and Interim Chief Executive Officer and President